Exhibit 99.1

PRESS RELEASE

FOR:	STRATASYS, INC.

CONTACT:	Shane Glenn, Director of Investor Relations
(952) 294-3416, shane.glenn@stratasys.com

STRATASYS AND OBJET RECEIVE CFIUS APPROVAL OF MERGER

MINNEAPOLIS, MN and REHOVOT, ISRAEL — November 30, 2012 —Stratasys, Inc. (NASDAQ: SSYS) and Objet Ltd. today announced that they have been informed by the Committee on Foreign Investment in the United States (“CFIUS”) that it has completed its review of the proposed merger and has given formal approval of the transaction. The companies have signed a Letter of Assurance with the U.S. Government that addresses certain national security concerns with the proposed transaction.  The companies have agreed to modify certain business processes that the U.S. Government believes could potentially create national security issues in the future.  The companies believe these business modifications are reasonable and will not materially affect the business of the combined company.

Having previously satisfied all other closing conditions, Stratasys and Objet intend to close the merger on or before December 6, 2012.

Cautionary Statement

All statements herein that are not historical facts or that include such words as “expects,” “anticipates,” “projects,” “estimates,” “vision,” “could,” “potential,” “plan”, “intends”, “desires”, “assume” or “believes” or similar words expressing our view of, confidence in or optimism with respect to future events constitute forward-looking statements covered by the safe harbor protection of the Private Securities Litigation Reform Act of 1995. Except for the historical information herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. These include statements regarding the expected timing and ultimate closing of the merger with Objet, as well as the financial and operating results of the combined company after, and the anticipated benefits of, the merger; the size of the 3D printing market; our objectives for the marketing and sale of our Dimension® , uPrint® and Mojo® 3D Printers; our support removal systems; and our Fortus® 3D Production Systems, particularly for use in direct digital manufacturing (DDM); the demand for our proprietary consumables; the expansion of our paid parts service; and our beliefs with respect to the growth in the demand for our products. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement.  Risks and uncertainties that may affect our business include our ability to penetrate the 3D printing market; our ability to achieve the growth rates experienced in preceding quarters; our ability to introduce, produce and market consumable materials, and the market acceptance of these materials; the impact of competitive products and pricing; our timely development of new products and materials and market acceptance of those products and materials; the success of our recent R&D initiative to expand the DDM capabilities of our core FDM technology; the success of our RedEye On Demand™ and other paid parts services; our ability to satisfy the necessary closing conditions in order to successfully close the proposed merger with Objet; our ability to successfully integrate and market the combined company’s products; the combined company’s ability to achieve the expected revenue targets; the combined company’s ability to attract and retain management; and the combined company’s ability to protect and defend intellectual property. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. In addition to the statements described above, such forward-looking statements are subject to the risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

In addition, the statements in this document reflect the expectations and beliefs of Stratasys as of the date of this document. Stratasys anticipates that subsequent events and developments will cause its expectations and beliefs to change. However, while Stratasys may elect to update these forward-looking statements publicly in the future, it specifically disclaims any obligation to do so. The forward-looking statements of Stratasys do not reflect the potential impact of any future dispositions or strategic transactions, including the Merger that may be undertaken. These forward-looking statements should not be relied upon as representing Stratasys’ views as of any date after the date of this document.

About Stratasys

Stratasys Inc. is a maker of additive-manufacturing machines for prototyping and producing plastic parts. The company markets under the brands Mojo, uPrint and Dimension 3D Printers and Fortus Production 3D Printers. The company also operates RedEye On Demand, a digital-manufacturing service for prototypes and production parts. Stratasys manufactures 3D printers for Hewlett Packard, which it sells under the brand Designjet3D. In 2011 Stratasys acquired 3D printer maker Solidscape Inc. According to Wohlers Report 2012, Stratasys had a 41.5 percent market share in 2011, and has been the unit market leader for the tenth consecutive year. Stratasys patented and owns the Fused Deposition Modeling (FDM®) process. The process creates functional prototypes and manufactured goods directly from any 3D CAD program, using high-performance industrial thermoplastics. The company holds more than 285 granted or pending additive-manufacturing patents globally. Stratasys products are used in the aerospace, defense, automotive, medical, business and industrial equipment, education, architecture, and consumer-product industries. Online at: www.Stratasys.com

FDM, Dimension, Fortus, uPrint, Mojo and Stratasys are registered trademarks of Stratasys Inc. Fused Deposition Modeling is a trademark of Stratasys Inc.

About Objet

Objet Ltd. is a leading provider of high quality, cost effective inkjet-based 3D printing systems and materials. A global company, Objet has offices in North America, Europe, Japan, China, Hong Kong, and India.

Objet’s 3D printing systems and 3D printing materials are ideal for any company involved in the manufacture or design of physical products using 3D software or other 3D content. Companies using Objet’s solutions can be typically found in sectors such as consumer goods & electronics, aerospace & defense, automotive, education, dental, medical and medical devices, architecture, industrial machinery, footwear, sporting goods, toys and service bureaus.

Founded in 1998, the company has thousands of customers worldwide including a substantial share of the relevant Fortune 100 and Fortune 500. Its award-winning technology (13 awards in 8 years) is based upon over 110 patents and patent pending inventions.

Objet’s advanced 3D printing systems and range of over 100 materials enable professionals to build prototypes that accurately simulate the true look, feel and function of an end-product, even complex, assembled goods. The Objet Connex™ line of multi-material 3D printers features the world’s only technology to simultaneously jet 2 materials. With this, users can print many different materials into a single part and print various mixed parts on the same build tray. Users can also create advanced composite materials, or Digital Materials™ featuring unique mechanical and thermal properties. Objet’s range of over 100 3D printing materials simulate properties ranging from rigid to rubber-like, transparent to opaque and standard to ABS-grade engineering plastics, with a large number of in-between shore grades and shades.

Objet’s 3D printers are available in a range of form-factors, from cost-effective desktop 3D printers ideal for entry-level professionals all the way to industrial-scale multi-material machines for front-line designers and top manufacturers. Objet’s 3D printers feature the industry’s highest-resolution 3D printing quality, based on 16-micron (0.0006 in.) super-thin layering, wide material versatility, office friendliness and ease of operation.

For more information, visit us at www.objet.com, and for more about 3D printing industry-related news, business issues and trends, read the Objet blog.

Contacts:

Investors:

Shane Glenn, 952-294-3416

Director, Investor Relations

shane.glenn@stratasys.com

or

Media:

Jamie Moser / Andi Rose

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449